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          MORGAN STANLEY INSTITUTIONAL FUND TRUST - MUNICIPAL PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

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
                                                                AMOUNT OF    % OF     % OF
                                   OFFERING        TOTAL         SHARES     OFFERING  FUNDS
  SECURITY      PURCHASE/  SIZE OF PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS       BROKERS       PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- ------------------ ----------------
 Puerto Rico     05/20/10       -- $103.968 $  316,920,000.00 2,000,000.00   0.63%    0.53%       J.P. Morgan,       JP Morgan
   Electric                                                                                      Citi, Morgan
    Power                                                                                          Stanley,
  Authority                                                                                        Barclays
  5.250% due                                                                                    Capital, BofA
   7/1/2040                                                                                     Merrill Lynch,
                                                                                               Goldman Sachs &
                                                                                                Co., Ramirez &
                                                                                                  Co. Inc.,
                                                                                                Raymond James,
                                                                                                 RBC Capital
                                                                                                 Markets, UBS
                                                                                                  Financial
                                                                                                   Services
                                                                                               Incorporated of
                                                                                                 Puerto Rico,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                                 BBVAPR MSD,
                                                                                                  FisrtBank
                                                                                                 Puerto Rico
                                                                                                 Securities,
                                                                                                   Oriental
                                                                                                  Financial
                                                                                                  Services,
                                                                                                   Popular
                                                                                                 Securities,
                                                                                                  Santander
                                                                                                  Securities
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